UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 23, 2005

                        CENTURY PROPERTIES GROWTH FUND XXII
               (Exact name of Registrant as specified in its charter)


       California                0-13418                94-2939418
(State or other jurisdiction   (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Century Properties Growth Fund XXII (the "Registrant") owns a 100% interest in Four Winds CPGF 22, L.P., a Delaware limited partnership (the "Partnership"). On December 23, 2005, the Partnership sold its investment property, Four Winds Apartments, a 350 unit apartment complex located in Overland, Kansas ("Four Winds"), to a third party, Passco Real Estate Enterprises, Inc. a California corporation (the "Purchaser"). The Purchaser paid a purchase price of approximately $21,116,000 for Four Winds. The Registrant continues to own and operate seven other investment properties.

In accordance with the Amended and Restated Limited Partnership Agreement of the Registrant, the Registrant's managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.


Item 9.01   Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflect the operations of the Registrant as if Four Winds had been sold on January 1, 2004.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.


                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)


                                                   September 30,
                                                        2005

All other assets                                    $  2,786
Investment properties, net                            47,696

    Total Assets                                    $ 50,482

All other liabilities                               $  6,727
Mortgage notes payable                                55,018
Partners' deficit                                    (11,263)
    Total Liabilities and Partners' Deficit         $ 50,482








                  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (in thousands, except per unit data)

                                               Year Ended       Nine Months Ended
                                            December 31, 2004  September 30, 2005

Total revenues                                  $15,201              $12,141
Total expenses                                   17,923               14,409

Net loss                                        $(2,722)             $(2,268)

Net loss per limited partnership unit           $(29.30)             $(23.99)


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTURY PROPERTIES GROWTH FUND XXII


                                    By:   Fox Partners IV
                                          General Partner

                                    By:   Fox Capital Management Corporation
                                          Managing General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President

                                    Date: December 30, 2005